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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 12, 1998

      AMRESCO Residential Securities Corporation Mortgage Loan Trust 1998-1
             (Exact name of registrant as specified in its charter)

         New York                  333-30759-2               Application Pending
(State or Other Jurisdiction)      (Commission                (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)

 c/o Bankers Trust Company
 3 Park Plaza, 16th Floor
        Irvine,  CA                                                 92614
  (Address of Principal                                           (Zip Code)
    Executive Offices)

        Registrant's telephone number, including area code (714) 253-7575

                                    No Change
          (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

      AMRESCO Residential Securities Corporation registered the issuance of up to $4,000,000,000.00 principal amount of Mortgage Loan Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-30759) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, AMRESCO Residential Securities Corporation Mortgage Loan Trust 1998-1 (the "Registrant" or the "Trust") issued $1,000,000,000 in aggregate principal amount of its Mortgage Loan Pass-Through Certificates, Series 1998-1 (the "Certificates"), on February 12, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

      The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of February 1, 1998, among AMRESCO Residential Securities Corporation (the "Depositor"), AMRESCO Residential Capital Markets, Inc. (the "Seller"), Advanta Mortgage Corp. USA, as a Servicer, Ameriquest Mortgage Company, as a Servicer and Wendover Financial Services Corporation, as a Servicer (collectively, the "Servicers") and Bankers Trust Company, in its capacity as trustee (the "Trustee"). The Certificates consist of the following classes: the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates (the "Class A Certificates"), Class M-1F and Class M-1A Certificates (the "Class M-1 Certificates"), Class M-2F and Class M-2A Certificates (the "Class M-2 Certificates" and collectively with the Class M-1 Certificates, the "Mezzanine Certificates"), the Class B-1F and Class B-1A Certificates (the "Class B-1 Certificates"), Class C-FIO and Class C-AIO Certificates (the "Class C-IO Certificates"), Class S Interest Only Certificates (the "Class S Certificates"), the Class D Certificates (the "Class D Certificates") and the Class R
Certificates (the "Class R Certificates" and together with the Class A Certificates, the Mezzanine Certificates, the Class B-1 Certificates, the Class C-IO Certificates, the Class S Certificates and the Class D Certificates, the "Certificates"). Only the Class A Certificates, the Mezzanine Certificates and the Class B-1 Certificates (collectively, the "Offered Certificates") were offered pursuant to the Registration Statement. The Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

      The assets of the Trust initially include a pool of closed-end mortgage loans (the "Mortgage Loans") secured by mortgages or deeds of trust primarily on one-to-four family residential properties. Interest distributions on the Offered Certificates are based on the Certificate Principal Balance thereof and the applicable Pass-Through Rate thereof. The Pass-Through Rates for the Offered Certificates are as follows: Class A-1, 6.51%; Class A-2, 6.30%; Class A-3, 6.40%; Class A-4, 6.55%; Class A-5, 7.07%; Class A-6, 6.51%; Class A-7, a
variable rate as defined in the Pooling and Servicing Agreement; Class M-1F, 7.00%; Class M-1A, a variable rate as defined in the Pooling and Servicing Agreement; Class M-2F, 7.24%; Class M-2A, a variable rate as defined


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

in the Pooling and Servicing Agreement; Class B-1F, 7.61% and Class B-1A, a variable rate as defined in the Pooling and Servicing Agreement. The Offered Certificates have initial aggregate principal amounts as follows: Class A-1, $156,000,000; Class A-2, $25,000,000; Class A-3, $78,500,000; Class A-4,
$22,500,000;   Class  A-5,  $32,000,000;  Class  A-6,  $30,000,000;  Class  A-7,
$486,000,000;  Class M-1F,  $22,000,000;  Class M-1A,  $48,000,000;  Class M-2F,
$18,000,000;  Class M-2A, $36,000,000;  Class B-1F, $16,000,000; and Class B-1A,
$30,000,000.

      As of the Cut-Off Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated September 5, 1997 and the Prospectus Supplement dated January 28, 1998 filed pursuant to Rule 424(b)(5) of the Act on February 9, 1998. In such Prospectus Supplement, a commitment was made to provide a description of the pool of Mortgage Loans, including loans acquired between the Cut-Off Date (February 1, 1998) and the closing date (February 12,
1998),  in a current report on Form 8-K. Such  description is attached hereto as
Exhibit 99.1

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits:

            1.1 Underwriting Agreement dated January 28, 1998, between AMRESCO Residential Securities Corporation and Credit Suisse First Boston, as Representative of the Several Underwriters.

            4.1 Pooling and Servicing Agreement dated as of February 1, 1998, among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Capital Markets, Inc., as Seller, Advanta Mortgage Corp. USA, as a Servicer, Ameriquest Mortgage Company, as a Servicer, Wendover Financial Services Corporation, as a Servicer and Bankers Trust Company, as Trustee.

            99.1 Description of the Mortgage Loans as of the closing date (February 12, 1998).


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           AMRESCO RESIDENTIAL SECURITIES CORPORATION
                           MORTGAGE LOAN TRUST 1998-1

                           By: AMRESCO Residential Securities Corporation, as
                               Depositor

                           By: /s/ Ronald B. Kirkland
                               ----------------------------------------------
                               Name:  Ronald B. Kirkland
                               Title: Vice President and
                                      Chief Accounting Officer

Dated:  February 27, 1998


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

                                 EXHIBIT INDEX

Exhibit No.       Description                                           Page No.

    1.1           Underwriting  Agreement  dated  January 28, 1998,       ____
                  between    AMRESCO     Residential     Securities
                  Corporation and Credit Suisse First Boston, as Representative of the Several Underwriters.

    4.1           Pooling  and  Servicing  Agreement  dated  as  of       ____
                  February  1,  1998,  among  AMRESCO   Residential
                  Securities Corporation, as Depositor, AMRESCO Residential Capital Markets, Inc., as Seller,
                  Advanta   Mortgage  Corp.  USA,  as  a  Servicer,
                  Ameriquest   Mortgage  Company,  as  a  Servicer,
                  Wendover  Financial  Services  Corporation,  as a
                  Servicer and Bankers Trust Company, as Trustee.

    99.1          Description  of  the  Mortgage  Loans  as of  the       ____
                  closing date (February 12, 1998).